EXHIBIT 23.1




We consent to the incorporation by reference in the Registration Statement (post-effective amendment No. 1 to Form S-8 No. 333-70879) of our report dated February 10, 1999, with respect to the consolidated financial statements and schedule of Dal-Tile International Inc. included in its Annual Report (Form 10-K) for the year ended January 1, 1999, filed with the Securities and Exchange Commission.


                                        /s/ Ernst & Young LLP
                                        ---------------------
                                        ERNST & YOUNG LLP


March 30, 1999
Dallas, Texas